ICON FUNDS                      PROSPECTUS                     January 5, 1998


     U.S. EQUITY FUNDS                         INTERNATIONAL EQUITY FUNDS
ICON Basic Materials Fund                    ICON Asia Region Fund
ICON Capital Goods Fund                      ICON South Pacific Region Fund
ICON Consumer Cyclicals Fund                 ICON North Europe Region Fund
ICON Consumer Staples Fund                   ICON South Europe Region Fund
ICON Energy Fund                             ICON Western Hemisphere Fund
ICON Financial Services Fund
ICON Healthcare Fund
ICON Leisure Fund                                 FIXED INCOME FUND
ICON Technology Fund                          ICON Short-Term Fixed Income Fund
ICON Telecommunication & Utilities Fund
ICON Transportation Fund


                 C/O MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                       12835 EAST ARAPAHOE ROAD, TOWER II
                            ENGLEWOOD, COLORADO 80112


      FOR INFORMATION, SHAREHOLDER SERVICES AND REQUESTS:   1-888-389-4266


This prospectus presents information that a prospective investor should know about the various series of the ICON Funds (the "Trust"). Each Fund is a portfolio of the Trust, a non-diversified, open-end management investment company ("Fund" or collectively the "Funds"). The Funds are designed for use by institutional money managers who have discretionary authority to direct investments on behalf of the beneficial owners of fund shares. The Short-Term Fixed Income Fund objective is to attain high current income consistent with preservation of capital. The other Funds are designed to provide long-term capital appreciation with respect to the sectors selected by the money managers; and, a Fund may not contain significant assets at times when money managers place client funds in other sectors. The Trust will report performance of each Fund. Investors should consider the performance of their investment adviser independent of fund performance.

Shares of the Funds are offered on a "no-load" basis which means there are no sales charges or commissions. The Funds are distributed by AmeriPrime Financial Securities, Inc.

A Statement of Additional Information dated January 5, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from ICON Funds upon written request at the address set forth above or by calling 1-888-389-4266.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR, HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................3

SUMMARY OF FUND EXPENSES.......................................................6
FINANCIAL HIGHLIGHTS...........................................................7
         U.S. Equity Funds.....................................................7
         International Equity Funds............................................8
         Fixed Income Fund ................................................... 9
INVESTMENT OBJECTIVE AND STRATEGIES...........................................10
         U.S. Equity Funds....................................................10
                  ICON Basic Materials Fund...................................10
                  ICON Capital Goods Fund.....................................10
                  ICON Consumer Cyclicals Fund................................11
                  ICON Consumer Staples Fund..................................11
                  ICON Energy Fund............................................11
                  ICON Financial Services Fund................................11
                  ICON Healthcare Fund........................................12
                  ICON Leisure Fund...........................................12
                  ICON Technology Fund........................................12
                  ICON Telecommunication & Utilities Fund.....................13
                  ICON Transportation Fund....................................13

         International Equity Funds...........................................13
                  ICON Asia Region Fund.......................................14
                  ICON South  Pacific Region Fund.............................15
                  ICON North Europe Region Fund...............................17
                  ICON South Europe Region Fund...............................19
                  ICON Western Hemisphere Fund................................21

         Fixed Income Fund....................................................22
                  ICON Short-Term Fixed Income Fund...........................22

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS....................22

TYPES OF INVESTMENT RISK......................................................26

RISKS OF INTERNATIONAL INVESTING..............................................27

SPECIAL CONSIDERATIONS........................................................28

HOW TO INVEST IN THE FUND.....................................................29

HOW TO REDEEM SHARES..........................................................30

HOW TO MAKE EXCHANGES.........................................................31

SHARE PRICE CALCULATION.......................................................31

DIVIDENDS AND TAXES...........................................................31

THE TRUST.....................................................................33

MANAGEMENT OF THE FUNDS.......................................................32

PERFORMANCE INFORMATION.......................................................34

                               PROSPECTUS SUMMARY

The information summarized below is qualified in its entirety by the more detailed information set forth below in this Prospectus.

The Trust..................................  ICON  Funds  (the  "Trust")  is  an
                                             open-end   management    investment
                                             company.  It  is  registered  as an
                                             investment    company   under   the
                                             Investment  Company Act of 1940, as
                                             amended (the "1940 Act"). The Trust
                                             consists  of,  and on a  continuous
                                             basis issues,  redeemable shares of
                                             numerous separate,  non-diversified
                                             portfolios  each of  which  has its
                                             own   investment   objectives   and
                                             policies  (commonly  referred to as
                                             "mutual funds"). The portfolios are
                                             designed  to serve a wide  range of
                                             investor needs.

The Funds..................................  The  following  Funds  are  offered through this Prospectus:

                                             U.S. EQUITY FUNDS

                                             ICON Basic Materials Fund
                                             ICON Capital Goods Fund
                                             ICON Consumer Cyclicals Fund
                                             ICON Consumer Staples Fund
                                             ICON Energy Fund
                                             ICON Financial Services Fund
                                             ICON Healthcare Fund
                                             ICON Leisure Fund
                                             ICON Technology Fund
                                             ICON Telecommunication & Utilities
                                             Fund
                                             ICON Transportation Fund

                                             INTERNATIONAL EQUITY FUNDS
                                             ICON Asia Region Fund
                                             ICON South Pacific Region Fund
                                             ICON North Europe Region Fund
                                             ICON South Europe Region Fund
                                             ICON Western Hemisphere Fund

                                             FIXED INCOME FUND
                                             ICON Short-Term Fixed Income Fund

U.S. Equity Funds -- Investment............. The  investment  objective  of  the
Objective                                    U.S.  Equity  Funds  is to  provide
                                             long-term   capital   appreciation.
                                             Each  Fund  seeks  to  achieve  its
                                             objective by investing primarily in
                                             equity securities, including common
                                             stock  and  securities  convertible
                                             into common stock of U.S. issuers.

International Equity Funds -- Investment.... The  investment  objective  of  the
Objective                                    International  Equity  Funds  is to
                                             provide      long-term      capital
                                             appreciation.  Each  Fund  seeks to
                                             achieve its  objective by investing
                                             primarily   in  equity   securities
                                             including    common    stocks   and
                                             securities  convertible into common
                                             stocks of foreign issuers.

Fixed Income Fund -- Investment............. The  investment  objective  of  the
Objective                                    Fixed  Income  Fund  is to  provide
                                             high current income consistent with
                                             the preservation of capital.

The Investment Advisor.....................  Meridian   Investment    Management
                                             Corporation,  12835  East  Arapahoe
                                             Road,    Tower    II,    Englewood,
                                             Colorado,    ("Meridian"   or   the
                                             "Advisor")  has  been  selected  to
                                             serve as the investment  advisor to
                                             carry   out  the   investment   and
                                             reinvestment of the Funds' assets.

The Investment Sub-Advisor.................  Wellington Management Company, LLP,
                                             75    State     Street,     Boston,
                                             Massachusetts          ("Wellington
                                             Management"  or the  "Sub-Advisor")
                                             has been  retained  to serve as the
                                             Sub-Advisor to the Short-Term Fixed
                                             Income Fund.

The Administrator..........................  The  Fund has  retained  AmeriPrime
                                             Financial  Services,  Incorporated,
                                             1793  Kingswood  Drive,  Suite 200,
                                             Southlake,  Texas, ("AmeriPrime" or
                                             the    "Administrator")    as   the
                                             administrator  to manage the Funds'
                                             business affairs.

Purpose of the Trust......................   Meridian   is  a  sponsor   of  the
                                             Funds offered by  this  prospectus.
                                             The   Funds   were    created   so
                                             investment   advisory   clients  of
                                             Meridian   and   other    similarly
                                             situated  investment advisers would
                                             have  available  to  them  no  load
                                             sector  funds  focusing on selected
                                             industries  or  countries;  and  so
                                             the  investment  advisers  may move
                                             money  freely from sector to sector
                                             on behalf of their clients  without
                                             the  limitations  imposed  by  many
                                             fund groups  where large  movements
                                             of money in and out of a fund could
                                             disrupt  portfolio  management  and
                                             performance.

Who May Purchase Fund Shares...............  The  Funds  were   established   to
                                             provide  broadly  based  investment
                                             opportunities  in various  domestic
                                             sectors  and in the  main  security
                                             markets of the world for investment
                                             portfolios  managed by professional
                                             fiduciaries   such   as   trustees,
                                             investment   advisers   and   other
                                             persons and institutions  acting in
                                             a fiduciary capacity. The Funds are
                                             designed to enable  fiduciaries  to
                                             comply    with   the   rule    that
                                             investments   made  by  fiduciaries
                                             should be  selected  with the care,
                                             skill  and  caution  that  would be
                                             exercised by a prudent person based
                                             on   their    clients    investment
                                             objectives.

Special Consideration......................  Shares   of  the   Funds   are  not
                                             directly  available  to the public,
                                             only  through  these   professional
                                             advisers/fiduciaries.    In    this
                                             regard,  investors  should be aware
                                             that  a  Fund   may   not   contain
                                             significant  assets  at times  when
                                             money  managers  place their client
                                             funds  in  other  sectors.  To  the
                                             extent  an  investor  remains  in a
                                             Fund  without  significant  assets,
                                             that  investor's  holding  would be
                                             exposed      to      bearing      a
                                             proportionately  greater portion of
                                             the    Fund's    expenses    and/or
                                             distributions,  potentially eroding
                                             the investment  and/or exposing the
                                             investor  to  additional  taxes  in
                                             respect to the distributions.

The Distributor............................  AmeriPrime  Financial   Securities,
                                             Inc. 1793  Kingswood  Drive,  Suite
                                             200,  Southlake , Texas  ("AFSI" or
                                             the  "Distributor")  has  agreed to
                                             act    as    Distributor    as   an
                                             accommodation   for  the  Trust  in
                                             connection  with acting as agent in
                                             the   various   states   and   with
                                             clearing promotional materials with
                                             appropriate regulatory authorities.

How to Purchase Funds Shares...............  There  is no  sales  charge  on the purchase of Fund shares. Shares may
                                             be  purchased  by  contacting   the
                                             Trust's  advisor at 1-888-389-4266.
                                             Shares   of   any  Funds   may   be
                                             purchased at  the  net asset  value
                                             per  share  next  determined  after
                                             receipt of the purchase  order.  On
                                             behalf of its clients an investment
                                             adviser/fiduciary  may  invest  any
                                             amount  as  often   as  it  wishes;
                                             however, the  minimum amount it may
                                             place  in any one Fund  is $50,000.
                                             Subject  to the minimum  investment
                                             amount,shares may also be purchased
                                             by exchange.

Redemptions................................  Shares  may  be  redeemed  directly from a Fund at the net asset  value
                                             per  share  next  determined  after
                                             receipt of the  redemption  request
                                             in good order.

Exchange Privilege.........................  Shares   of   the   Funds   may  be
                                             exchanged  for  shares  of  certain
                                             other funds  managed by the Advisor
                                             at  the  net   asset   value   next
                                             determined  after  receipt  of  the
                                             exchange request.

Shareholder Communication..................  Each   shareholder   will   receive
                                             annual  and   semi-annual   reports
                                             containing  financial   statements,
                                             and  a  statement  confirming  each
                                             share    transaction.     Financial
                                             statements   included   in   annual
                                             reports  will  be  audited  by  the
                                             Trust's  independent   accountants.
                                             Where     possible,     shareholder
                                             confirmations      and      account
                                             statements  will   consolidate  all
                                             ICON   Funds    holdings   of   the
                                             shareholder.

Special Risk Considerations................  International    investments   pose
                                             additional risks including currency
                                             exchange rate fluctuation, currency
                                             revaluation and political risks.

Transfer Agent and Custodian...............  Firstar Trust Company, Incorporated
                                             is  located  at 615  East  Michigan
                                             Street, Milwaukee, Wisconsin 53202.

THE PROSPECTUSES OF THE FUNDS ARE COMBINED IN THIS PROSPECTUS. EACH FUND OFFERS ONLY ITS OWN SHARES, YET IT IS POSSIBLE THAT A FUND MIGHT BECOME LIABLE FOR A MISSTATEMENT IN THE PROSPECTUS OF ANOTHER FUND. THE TRUSTEES OF THE TRUST HAVE CONSIDERED THIS IN APPROVING THE USE OF A COMBINED PROSPECTUS.

                            SUMMARY OF FUND EXPENSES

The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in a Fund. The expense information is based on actual results for the time each fund was open during the fiscal period ending September 30, 1997. With respect to Funds which have not yet commenced investment operations, marked with an asterisk, expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. In light of the short period of time from the commencement of operations to present, management believes the estimates to be appropriate. The example should not be considered a representation of future Fund performance or expenses, both of which may vary from the example.

Shareholders should be aware that each Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund.

THE TABLES DO NOT REFLECT THE PAYMENT OF ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/FIDUCIARY RESPONSIBLE FOR THE INVESTOR'S PURCHASE OF FUND SHARES. SUCH FEES SHOULD BE CONSIDERED ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE INVESTOR.

                                             ICON            ICON          ICON
                                             U.S.      INTERNATIONAL  SHORT-TERM
                                            EQUITY         EQUITY   FIXED INCOME
SHAREHOLDER TRANSACTION EXPENSES            FUNDS           FUNDS          FUND
---------------------------------           -----           -----          ----
  Sales Load Imposed on Purchases             None           None           None
  Deferred Sales Load                         None           None           None
  Redemption Fees                             None           None           None
  Exchange Fees                               None           None           None


                                                                      TOTAL FUND
ANNUAL FUND OPERATING EXPENSES           MANAGEMENT        OTHER       OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   FEES            EXPENSES      EXPENSES

U.S. Equity Funds
ICON Basic Materials Fund                 1.00%             0.45%         1.45%
ICON Capital Goods Fund*                  1.00%             0.45%         1.45%
ICON Consumer Cyclicals Fund              1.00%             0.89%         1.89%
ICON Consumer Staples Fund*               1.00%             0.45%         1.45%
ICON Energy Fund*                         1.00%             0.45%         1.45%
ICON Financial Services Fund              1.00%             0.70%         1.70%
ICON Healthcare Fund                      1.00%             0.45%         1.45%
ICON Leisure Fund                         1.00%             0.48%         1.48%
ICON Technology Fund                      1.00%             0.47%         1.47%
ICON Telecommunication & Utilities Fund   1.00%             0.91%         1.91%
ICON Transportation Fund                  1.00%             0.61%         1.61%

International  Equity Funds

ICON Asia Region Fund                     1.00%             0.66%         1.66%
ICON South Pacific Region Fund*           1.00%             0.65%         1.65%
ICON North Europe Region Fund             1.00%             0.66%         1.66%
ICON South Europe Region Fund             1.00%             0.69%         1.69%
ICON Western Hemisphere Fund*             1.00%             0.65%         1.65%

Fixed Income Fund

ICON Short-Term Fixed Income Fund         0.65%             0.45%         1.10%


The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Funds.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES

You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period:

FUND                                                1 YEAR              3 YEARS

U.S. Equity Funds
ICON Basic Materials Fund                             $15                  $46
ICON Capital Goods Fund                               $15                  $46
ICON Consumer Cyclicals Fund                          $19                  $59
ICON Consumer Staples Fund                            $15                  $46
ICON Energy Fund                                      $15                  $46
ICON Financial Services Fund                          $17                  $54
ICON Healthcare Fund                                  $15                  $46
ICON Leisure Fund                                     $15                  $47
ICON Technology Fund                                  $15                  $46
ICON Telecommunication & Utilities Fund               $19                  $60
ICON Transportation Fund                              $16                  $51

International  Equity Funds

ICON Asia Region Fund                                 $17                  $52
ICON South  Pacific Region Fund                       $17                  $52
ICON North Europe Region Fund                         $17                  $52
ICON South Europe Region Fund                         $17                  $53
ICON Western Hemisphere Fund                          $17                  $52

Fixed Income Fund

ICON Short-Term Fixed Income Fund                     $12                  $36


                              FINANCIAL HIGHLIGHTS
                            ICON BASIC MATERIALS FUND

The  following  per share  data and ratios  for a share of  beneficial  interest outstanding throughout the period from May 5, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.



Net asset value,
  beginning of period                                      $10.00

Income from investment operations:
  Net investment income (loss)                              (0.01)
  Net gains or (losses) on securities
     (both realized and unrealized)                          0.91
                                                      -------------
Total from investment operations                             0.90

Less dividends and distributions:
     dividends (from net investment income)                  0.00
                                                      -------------
Net asset value,
  end of period                                             $10.90
                                                      =============

Total Return                                                  9.00%**


Net assets, end of period (000's)                          $50,251

Average net assets for the period (000's)                  $45,001

Ratio of expenses to
  average net assets                                         1.45%*



Ratio of net investment income to
  average net assets                                        (0.24)%*



Portfolio turnover rate                                     32.35%*

Average commission rate per share                       $   0.0505


*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                            ICON CONSUMER CYCLICALS FUND


The following per share data and ratios for a share of beneficial interest outstanding throughout the period from July 9, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.



Net asset value,
  beginning of period                                      $10.00

Income from investment operations:
  Net investment income (loss)                              (0.01)
  Net gains or (losses) on securities
     (both realized and unrealized)                          0.97
                                                      -------------
Total from investment operations                             0.96

Less dividends and distributions:
     dividends (from net investment income)                  0.00
                                                      -------------
Net asset value,
  end of period                                             $10.96
                                                      =============

Total Return                                                  9.60%**


Net assets, end of period (000's)                          $20,916

Average net assets for the period (000's)                  $19,876

Ratio of expenses to
  average net assets                                         1.89%*



Ratio of net investment income to
  average net assets                                        (0.67)%*



Portfolio turnover rate                                      0.00%*

Average commission rate per share                       $   0.0308


*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          ICON FINANCIAL SERVICES FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from July 1, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                      $10.00

Income from investment operations:
  Net investment income (loss)                               0.01
  Net gains or (losses) on securities
     (both realized and unrealized)                          0.50
                                                      -------------
Total from investment operations                             0.51

Less dividends and distributions:
     dividends (from net investment income)                  0.00
                                                      -------------
Net asset value,
  end of period                                            $10.51
                                                      =============

Total Return                                                 5.10%**


Net assets, end of period (000's)                          $32,237

Average net assets for the period (000's)                  $29,803

Ratio of expenses to
  average net assets                                         1.70%*



Ratio of net investment income to
  average net assets                                         0.12%*



Portfolio turnover rate                                      0.00%*

Average commission rate per share                       $   0.0418


*    Annualized
**  Total Return for periods less than one year is not annualized


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              ICON HEALTHCARE FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 24, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                       (0.04)
  Net gains or (losses) on securities
     (both realized and unrealized)                                   1.82
                                                                 -----------
Total from investment operations                                      1.78

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $11.78
                                                                 ===========

Total Return                                                         17.80%**


Net assets, end of period (000's)                                  $77,307

Average net assets for the period (000's)                          $59,164

Ratio of expenses to
  average net assets                                                 1.45%*

Ratio of net investment loss to
  average net assets                                                (0.80)*

Portfolio turnover rate                                             71.81%

Average commission rate per share                                  $0.0490


*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                ICON LEISURE FUND

The  following  per share  data and ratios  for a share of  beneficial  interest outstanding throughout the period from May 9, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                       (0.01)
  Net gains or (losses) on securities
     (both realized and unrealized)                                   1.36
                                                                 -----------
Total from investment operations                                      1.35

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $11.35
                                                                 ===========

Total Return                                                         13.50%**


Net assets, end of period (000's)                                  $66,608

Average net assets for the period (000's)                          $45,444

Ratio of expenses to
  average net assets                                                 1.48%*

Ratio of net investment income to
  average net assets                                                (0.36%)*

Portfolio turnover rate                                              2.52%

Average commission rate per share                                 $0.0457



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              ICON TECHNOLOGY FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 19, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                              $10.00

Income from investment operations:
  Net investment income (loss)                                      (0.05)
  Net gains or (losses) on securities
     (both realized and unrealized)                                  3.01
                                                                 -----------
Total from investment operations                                     2.96

Less dividends and distributions:
     dividends (from net investment income)                          0.00
                                                                 -----------
Net asset value,
  end of period                                                    $12.96
                                                                 ===========

Total Return                                                        29.60%**


Net assets, end of period (000's)                                 $41,849

Average net assets for the period (000's)                         $29,766

Ratio of expenses to
  average net assets                                                1.47%*

Ratio of net investment loss to
  average net assets                                               (0.88)%*

Portfolio turnover rate                                            44.57%

Average commission rate per share                                $0.0489



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                   ICON TELECOMMUNICATION & UTILITIES FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from July 9, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                        0.06
  Net gains or (losses) on securities
     (both realized and unrealized)                                   0.57
                                                                 -----------
Total from investment operations                                      0.63

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $10.63
                                                                 ===========

Total Return                                                          6.30%**


Net assets, end of period (000's)                                  $20,422

Average net assets for the period (000's)                          $19,230

Ratio of expenses to
  average net assets                                                  1.91%*

Ratio of net investment loss to
  average net assets                                                  1.62%*

Portfolio turnover rate                                               2.55%

Average commission rate per share                                  $0.0313



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                            ICON TRANSPORTATION FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from May 9, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                        0.00
  Net gains or (losses) on securities
     (both realized and unrealized)                                   2.40
                                                                 -----------
Total from investment operations                                      2.40

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $12.40
                                                                 ===========

Total Return                                                         24.00%**


Net assets, end of period (000's)                                  $22,531

Average net assets for the period (000's)                          $19,459

Ratio of expenses to
  average net assets                                                  1.61%*

Ratio of net investment income to
  average net assets                                                 (0.04%)*

Portfolio turnover rate                                              15.97%

Average commission rate per share                                  $0.0489



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             ICON ASIA REGION FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 25, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                       (0.01)
  Net gains or (losses) on securities
     (both realized and unrealized)                                  (0.05)
                                                                 -----------
Total from investment operations                                     (0.06)

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                      $9.94
                                                                 ===========

Total Return                                                         (0.60)%**


Net assets, end of period (000's)                                  $58,279

Average net assets for the period (000's)                          $45,191

Ratio of expenses to
  average net assets                                                 1.66%*

Ratio of net investment loss to
  average net assets                                                (0.23)%*

Portfolio turnover rate                                              0.00%

Average commission rate per share                                  $0.0109



*    Annualized
**  Total Return for periods less than one year is not annualized
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                         ICON NORTH EUROPE REGION FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 18, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                        0.07
  Net gains or (losses) on securities
     (both realized and unrealized)                                   0.99
                                                                 -----------
Total from investment operations                                      1.06

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $11.06
                                                                 ===========

Total Return                                                         10.60%**


Net assets, end of period (000's)                                  $49,947

Average net assets for the period (000's)                          $36,212

Ratio of expenses to
  average net assets                                                 1.66%*

Ratio of net investment income to
  average net assets                                                 1.34%*



Portfolio turnover rate                                             13.89%



Average commission rate per share                                 $0.1169



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                         ICON SOUTH EUROPE REGION FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 20, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                        0.10
  Net gains or (losses) on securities
     (both realized and unrealized)                                   1.80
                                                                 -----------
Total from investment operations                                      1.90

Less dividends and distributions:
     dividends (from net investment income)                           0.00
                                                                 -----------
Net asset value,
  end of period                                                     $11.90
                                                                 ===========

Total Return                                                         19.00%**


Net assets, end of period (000's)                                  $21,088

Average net assets for the period (000's)                          $15,055

Ratio of expenses to
  average net assets                                                  1.69%*

Ratio of net investment income to
  average net assets                                                  1.92%*



Portfolio turnover rate                                               7.29%



Average commission rate per share                                  $0.0109



*    Annualized
**  Total Return for periods less than one year is not annualized
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                         ICON SHORT-TERM FIXED INCOME FUND

The following per share data and ratios for a share of beneficial interest outstanding throughout the period from February 7, 1997 - September 30, 1997 (commencement of operations through September 30, 1997) have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


Net asset value,
  beginning of period                                               $10.00

Income from investment operations:
  Net investment income (loss)                                        0.47
  Net gains or (losses) on securities
     (both realized and unrealized)                                   0.03
                                                                 -----------
Total from investment operations                                      0.50

Less dividends and distributions:
     dividends (from net investment income)                          (0.47)
                                                                 -----------
Net asset value,
  end of period                                                     $10.03
                                                                 ===========

Total Return                                                          3.18%**

Net assets, end of period (000's)                                  $81,382

Average net assets for the period (000's)                         $128,897

Ratio of expenses to
  average net assets                                                 1.10%*

Ratio of net investment income to
  average net assets                                                 4.66%*

Portfolio turnover rate                                            297.62%



*    Annualized
**  Total Return for periods less than one year is not annualized

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND STRATEGIES

                                U.S. EQUITY FUNDS

The investment objective of each U.S. Equity Fund is to provide long-term capital appreciation. Each Fund seeks to achieve its objective by investing primarily in equity securities, including common stock and securities convertible into common stock of U.S. issuers.

Each U.S. Equity Fund focuses on a particular investment area. Under normal circumstances, at least 65% of the total assets of each Fund will be invested in securities of companies principally engaged in its particular named industry sector. For the purposes of these policies, a company is considered to be "principally engaged" in business activities in a specific sector if at least 50% of its assets, gross income or net sales are derived from activities in such sector, or at least 50% of its assets are dedicated to the production of revenues from such sector. In circumstances where, based on available financial information, a question exists as to whether or not a company meets one of these standards, the Fund may invest in the securities of such a company only if Meridian determines, after review of information describing the company and its business activities, that the company's primary business is within the sector. The remainder of the Fund's assets may be invested in debt securities of companies in the sector and/or equity and debt securities of companies outside of the sector if, in the opinion of Meridian, such securities stand to benefit from developments in the sector.

Each U.S. Equity Fund is comprised of industry-specific "baskets" of securities which are subsets of such sector, examples of which are provided below under each fund's description. Each industry basket will encompass a sample of stocks from Meridian's approved list for such industry. In selecting and weighting companies for inclusion in each basket, Meridian ordinarily looks for several of the following characteristics: high growth; healthy balance sheet; pricing flexibility; strong management; liquidity; and generally operating characteristics which will enable the companies to compete successfully in their respective markets. Based on its proprietary research and investment methods, Meridian may, from time to time, add, delete, or replace a company within a basket.

Investment selection and weighting of baskets within each Fund are based on industry attractiveness. In attempting to determine industry attractiveness, Meridian uses its proprietary valuation model to analyze its universe of individual stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. Meridian then groups stocks into their representative industry classifications in order to determine those industries Meridian deems to be attractive relative to other industries.

The U.S. Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer. However, no Fund may invest more than 5% of its total assets in securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. As a result, investments in the equity funds may involve greater risks than investments in other types of mutual funds.

ICON BASIC MATERIALS FUND - Industry  baskets  include,  but are not limited to:
Construction; Containers; Gold; Chemicals; Mining; Metal/Aluminum; Paper & Forest Products; Metal Fabricators; and Steel. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Basic Materials Fund that are deemed to be attractive relative to other industries in the sector.

Many companies in the basic materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the environment services industry can be impacted by legislation, government regulations, and enforcement policies. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service.

The price of precious metals is affected by broad economic and political conditions. For example, the price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries. Since much of the world's gold reserves are located in South Africa, the social and economic conditions there can affect gold and gold-related companies located elsewhere. The price of precious metals is closely tied to broad economic and political conditions.

ICON  CAPITAL  GOODS FUND - Industry  baskets  include,  but are not limited to:
Chemicals; Building Materials; Conglomerates; Electrical Equipment; Machine Tools; Machinery (Diversified); Manufacturing; and Pollution Control/Environment. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Capital Goods Fund that are deemed to be attractive relative to other industries in the sector.

Companies in the chemical processing field are subject to intense competition, product obsolescence, and significant government regulation. As regulations are developed and enforced, such companies may be required to alter or cease production of a product, to pay fines, or to pay for cleaning up a disposal site. In addition, chemical companies face unique risks associated with handling hazardous products.

The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which is influenced by an individual company's profitability, and broader issues such as interest rates and foreign competition. The industry may also be affected by economic cycles, technical progress, labor relations, and government regulations.

ICON CONSUMER CYCLICALS FUND - Industry baskets include, but are not limited to:
Hardware & Tools; Engineering & Construction; Home-building/Manufactured Housing; Household Furnishings & Appliances; Household/Housewares; Retail-General/Department Stores; Retail-Specialty; Retail-Specialty Apparel; Shoes; Textile-Apparel Manufacturers; and Toys. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Consumer Cyclicals Fund that are deemed to be attractive relative to other industries in the sector.

The success of consumer product manufacturers and retailers is closely tied to the performance of the overall economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for, and success of, consumer products in the marketplace.

ICON CONSUMER STAPLES FUND - Industry  baskets include,  but are not limited to:
Beverages; Cosmetics; Distributors-Consumer Products; Foods; Household/Housewares; Retail-Drug; Retail-Food Chains; and Tobacco. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Consumer Staples Fund that are deemed to be attractive relative to other industries in the sector.

The success of retailing companies is closely tied to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes. In addition, the agriculture/food industry is impacted by supply and demand, which may be affected by demographic and product trends, and by food fads, marketing campaigns, and environmental factors. In the U.S., the agricultural products industry is subject to regulation by numerous government agencies.

ICON  ENERGY  FUND  -  Industry  baskets  include,   but  are  not  limited  to:
Oil-Domestic and International Integrated; Oil-Equipment & Drilling; Oil-Exploration & Production; and Natural Gas. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Energy Fund that are deemed to be attractive relative to other industries in the sector.

Securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other regulatory policies of domestic and foreign governments.

ICON FINANCIAL SERVICES FUND - Industry baskets include, but are not limited to:
Banks; Financial Services; Insurance Property Casualty; Insurance-Life/Multi-line; Investment Banks/Brokerage Firms; Personal Loans; Real Estate Investment Trusts; and Savings & Loan Companies. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Financial Services Fund that are deemed to be attractive relative to other industries in the sector.

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of services offered, loans and other financial commitments permitted, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Insurance companies are subject to severe price competition and may be impacted by events or trends such as natural catastrophes, mortality rates, or recessions. Similarly, as the services offered by banks expand, banks are becoming more exposed to well-established competitors. This exposure has also increased due to the erosion of historical distinctions between regional banks and other financial institutions. With respect to brokerage firms, changes in regulations, brokerage commission structure, stock and bond market activity, and the competitive environment, combined with the operating leverage inherent in companies in these industries, can produce erratic returns over time. (Under the 1940 Act and SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.) Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted, this could significantly impact the industry and the Fund.

Companies in the real estate industry are subject to a variety of factors such as government spending on housing subsidies, public works, and transportation facilities, as well as changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales, and other economic activity.

ICON  HEALTHCARE  FUND -  Industry  baskets  include,  but are not  limited  to:
Biotechnology; Healthcare Delivery; Healthcare Drugs (Pharmaceuticals); and Medical Equipment & Devices. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Healthcare Fund that are deemed to be attractive relative to other industries in the sector.

The demand for health care services should increase as the population ages. However, studies have shown the ability of health care providers to curtail unnecessary hospital stays and reduce costs. These changes could alter the health care industry, focusing it more on home care, and placing less emphasis on inpatient revenues as a source of profit. The health care industry is subject to government regulation and approval of products and services, which could have a significant effect on price and availability. Moreover, federal and state governments provide a substantial percentage of revenues to health are service providers. These sources are subject to extensive governmental regulation, and appropriations are a continued source of debate. The types of products or services produced or provided by a particular company may quickly become obsolete. Similarly, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements. In addition, many of these companies may not offer products yet and may have persistent losses or erratic review patterns.

ICON  LEISURE  FUND  -  Industry  baskets  include,  but  are  not  limited  to:
Broadcasting/Cable;       Hotel-Motel;      Leisure      Time/Recreation/Gaming;
Publishing-Newspapers; Publishing/Printing; Tobacco; and Restaurants. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Leisure Fund that are deemed to be attractive relative to other industries in the sector.

Securities of the companies in the leisure industry may be considered speculative and generally exhibit greater volatility than the overall market. Many companies have unpredictable earnings due, in part, to changing consumer tastes and intense competition. The industry has reacted strongly to technological developments and to the threat of government regulations. Some of the companies in these industries are undergoing significant change because of federal deregulation of cable and broadcasting. As a result, competitive pressures are intense and the stocks are subject to increased price volatility.

ICON  TECHNOLOGY  FUND -  Industry  baskets  include,  but are not  limited  to:
Communication-Equipment/Manufacturing; Computer Software & Services; Computer Systems; Electronics-Defense/Instrumentation; Electronics-Semiconductors; Office Equipment & Supplies; and Photography/Imaging. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Technology Fund that are deemed to be attractive relative to other industries in the sector.

Competitive pressures and changing domestic and international demand may have a significant effect on the financial condition of companies in the computer industry. Companies in the industry spend heavily on research and development and are sensitive to the risk of product obsolescence. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. Products or services provided by these industries may be in the development stage and can face risks such as failure to obtain financing or regulatory approval, intense competition, product incompatibility, consumer preference, and rapid obsolescence.

ICON TELECOMMUNICATION & UTILITIES FUND - Industry baskets include, but are not limited to: Cellular; Electric, Gas and Water Utilities; and Telecommunications. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Telecommunication & Utilities Fund that are deemed to be attractive relative to other industries in the sector.

Energy service firms are affected by supply and demand both for their specific product or service, and for energy products in general. The price of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions will likewise affect the performance of these companies.

Public utility stocks have traditionally produced above-average dividend income, but the Fund's investments are based on growth potential. The gas and electric public utilities industries may be subject to broad risks resulting from governmental regulation, financing difficulties, supply and demand of services or fuel, and special risks associated with energy and atmosphere conservation. The Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Companies in the telecommunications field may range from traditional local and long-distance telephone service or equipment providers, to companies involved in new technologies such as cellular telephone or paging services. Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Many companies in the industry fiercely compete for market share. Although telephone companies usually pay an above average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

ICON  TRANSPORTATION  FUND - Industry baskets  include,  but are not limited to:
Aerospace/Defense; Automobiles; Airlines; Railroads; Heavy Duty Truck & Parts; and Truckers. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those industry baskets within the Transportation Fund that are deemed to be attractive relative to other industries in the sector.

Profitability in these industries is substantially influenced by competition within the industry, domestic and foreign economies and government regulation, and the price of fuel. The airline industry is still feeling the effects of deregulation. In addition, the automotive industry is highly cyclical and companies in the industry may suffer periodic operating losses. While most of the major participants in the transportation sector are large, financially strong companies, some are smaller with a non-diversified product line or customer base.

                           INTERNATIONAL EQUITY FUNDS

The investment objective of each International Equity Fund is to provide long-term capital appreciation. Each Fund seeks to achieve its objective by investing primarily in equity securities including common stocks and securities convertible into common stocks of foreign issuers.

Each International Equity Fund focuses on a particular geographic region of the world. Under normal circumstances, at least 65% of the total assets of each Fund will be invested in securities of companies principally engaged in the business activities in its particular named geographic region. For the purposes of these policies, a company is considered to be "principally engaged" in business activities in a specific region if, in the opinion of Meridian, it has one or more of the following characteristics: (i) its principal securities trading market is in that region; (ii) the company derives at least 50% of its annual revenue from either goods produced, sales made, or services performed in that region; or (iii) the company is operating in and is organized under the laws of, or has its principal offices in, a country in that region. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Fund may invest in the securities of such a company only if Meridian determines, after review of information describing the company and its business activities, that the company's primary business is within the region. The remainder of the Fund's assets may be invested in debt securities of companies in the region and/or equity and debt securities of companies outside of the region if, in the opinion of Meridian, such securities stand to benefit from developments in the region. The International Equity Funds do not have a policy to concentrate in a particular industry or group of industries.

Each International Equity Fund is comprised of country-specific "baskets" of securities which are subsets of such region, examples of which are provided in each Fund's description. Each of these country baskets will encompass a sample of stocks from Meridian's approved list for its respective country. In selecting and weighting companies for inclusion in each basket, Meridian ordinarily looks for several of the following characteristics: high growth; healthy balance sheet; pricing flexibility; strong management; liquidity; and acceptable operating characteristics which will enable the countries to compete successfully in their respective markets. Based on its proprietary research and investment methods, Meridian may, from time to time, add, delete, or replace a company within a basket.

Investment selection and weighting of baskets within each Fund are based on country attractiveness. In attempting to determine country attractiveness, Meridian uses its proprietary valuation model to analyze its universe of individual stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. Meridian then groups stocks into their representative country classifications in order to determine those countries Meridian deems to be attractive relative to other countries.

The International Equity Funds are non-diversified, and each Fund may invest up to 25% of its total assets in the securities of one issuer. As a result, investments in these Equity Funds may involve greater risks than investments in other types of mutual funds.

ICON ASIA REGION FUND - May include, but is not limited to, baskets of securities from the following countries: Japan; Korea; China; Hong Kong; and Taiwan. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those country baskets within the Asia Region Fund that are deemed to be attractive relative to other countries in the region.

China is a nation in Eastern Asia bordering the South China Sea. Based on 1996 estimates, China has a population of 1.2 billion. Gross domestic product for 1995 has been reported to be US$502.1 billion according to "U.S.-China trade and investment data" by the office of the Chinese Economic Area. China's main trading partners are Hong Kong, Japan, Taiwan, United States, Germany and South Korea. Primary industries include iron and steel, coal, machine building, armaments, chemical fertilizers, consumer durables, automobiles, consumer electronics and telecommunications. Growth expectations for gross domestic product reach 10.3%. The currency is the Chinese Yuan with an exchange rate as of 1995 measuring Y8.35=US$1. The Chinese government continues its move to a more open economy under Communist rule. State approval is required for projects over $30 million. External debt is measured at $92 billion according to the world fact book on China.

The standard rate of withholding for dividends is 10%. However, there is currently no withholding tax in China. The tax has been suspended indefinitely since October, 1993. Capital gains may be taxed at a 10% rate; however, capital gains taxes have also been suspended indefinitely since October 1993.

Hong Kong is located off the coast of China bordering the South China Sea. Based on 1995 census data, Hong Kong's population is 6.06 million. Principal exports to the United States are machinery, precious metals and stones, plastics, optical and surgical instruments, meat and vehicles. Gross domestic product in 1995 was US$143.74 billion or approximately US$23,700 per capita. Growth expectations for gross domestic product in 1996 and 1997 are 4.8% and 5.1%, respectively. The national currency is the Hong Kong Dollar with an exchange rate as of November 1, 1996, measured at HK$7.73=US$1. The value of the Stock Exchange of Hong Kong Limited is greater than 100% of the Hong Kong gross domestic product.

There are no dividend or capital gains taxes in Hong Kong. However, if profits arise from trading an investment that was held for speculative reasons, a 17.5% tax rate may be levied.

Hong Kong was transferred from the status of British territory to the rule of The People's Republic of China on July 1, 1997. Hong Kong is now considered a special administrative region with its own law for another fifty years under a government imposed by China.

JAPAN is a country located off the east coast of Asia. Based on 1996 estimate data, Japan has a population of 125.45 million. Electrical and electronic equipment, automobiles, machinery and chemicals are the major industries. Gross domestic product in 1995 was US$4960.7 billion and is expected to grow by 2.1% in 1997 and by 2.6% in 1998. The currency is the Japanese Yen with an exchange rate as of October 31, 1997, measured at (Y)120.57=US$1. There are eight stock exchanges in Japan along with an over-the-counter market. The market in Japan is divided into three sections. The First Section trades in the largest and most active stocks. This section accounts for 95% of total market capitalization. The Second Section trades in those issues which have lower turnover than the First Section, which are newly quoted on the exchange or which would otherwise be traded over-the-counter. The Third Section consists of foreign stocks. These are traded over-the-counter. The Japanese current account surplus for the 12 months ended August 1996, is US$77.2 billion.

Dividends are withheld at a standard rate of 20%. Capital gains are not taxed unless the holding is at least 25% of a company's shares and at least 5% of the position is sold. Here, the tax liability is 18%.

SOUTH KOREA, bordering the Sea of Japan and the Yellow Sea, lies in Eastern Asia on the southern half of the Korean peninsula. Based on July 1996 estimate data, South Korea has a population of 45.48 million. Electronics, auto production, chemicals, shipbuilding, steel, textiles, clothing, footwear and food processing are the major industries. Gross domestic product in 1995 is estimated to be US$590.7 billion according to Central Intelligence Agency Publications. The currency is the Korean Won with an exchange rate as of January 1996 measured at W787.27=US$1. The export-oriented economy has grown dynamically with the help of a entrepreneurial society. Korea's main trading partners are the United States, Japan and the countries of the European Union. The 12 month current account deficit as of August 1996, measured US$16.0 billion.

Dividends are withheld at a standard rate of 25%. An additional 10% surtax is levied. Capital gains realized by a foreign investor from South Korean securities are taxed at an 11% rate. Where there is an identifiable purchase price, taxes may be withheld at the lower of 11% of sale proceeds or 27.5% of the gain.

TAIWAN is an Eastern Asian nation off the southeastern coast of China. Based on 1996 estimates, Taiwan has a population of 21.5 million. Electronics, textiles, chemicals, clothing, food processing, plywood, sugar milling, cement, shipbuilding and petroleum refining constitute the major industries. Gross domestic product is expected to grow at a rate of 6.0% in 1997 and 6.3% in 1998, according to the Economist Intelligence Unit. The currency is the Taiwan Dollar with an exchange rate as of October 1997 measured at T$28.50=US$1.

Dividends are withheld at a rate of 20% if invested through an approved foreign investment company. The full local withholding tax is 25%. Capital gains are currently not taxable although the government has recently made proposals to reimpose the tax.

Taiwan's major trading partners are the United States, Hong Kong, Japan and the European Union countries. The 12 month current account surplus as of the second quarter of 1996, measured US$7.7 billion.

ICON SOUTH PACIFIC REGION FUND - May include, but is not limited to, baskets of securities from the following countries: Australia; Indonesia; Malaysia; New Zealand; and Singapore. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those country baskets within the South Pacific Region Fund that are deemed to be attractive relative to other countries in the region.

AUSTRALIA is located in the South Pacific. Based on 1996 census data, Australia has a population of 18.3 million. Gross domestic product in 1995 was US$347.9 billion or US$18,805 per capita. Growth expectations for gross domestic product in 1997 and 1998 are 2.9% and 3.6% respectively. Mining, industrial and transportation equipment, food processing, chemicals and steel are included in Australia's major industries. The currency is the Australian Dollar which has a October 1997 exchange rate of AUD$1.36=US$1. Australia houses seven stock exchanges with the Sydney and Melbourne being the largest regionally. The Australian Stock Exchange is the national exchange. All seven are subject to the Securities Industry Act.

Dividends are generally paid semi-annually. Unfranked dividends are subject to 30% tax withholding. Dividends are considered franked if they are paid out of profits already subject to the corporate income tax of 39%. Capital gains are not taxed if they result from an equity holding of less than 10% of a public company. Otherwise, capital gains are taxed at 33%.

Australia is the world's largest producer of wool. Leading trading partners are the United States, New Zealand and Japan. Principal exports to the United States from Australia include aircraft and associated equipment, computers (ADP equipment), computer parts and accessories and measuring instruments. The trailing 12 month current account deficit measured US$13 billion as of June 1997.

INDONESIA is a nation in Southeastern Asia that sits as an archipelago between the Indian and Pacific Oceans. Based on 1996 estimates, Indonesia has a population of 206.6 million. Agriculture accounts for 21% of gross domestic product. Indonesia was once the world's largest rice importer. The country is now nearly self-sufficient. Petroleum and natural gas, textiles, mining, cement, chemical fertilizers, plywood, food and rubber are other important industries to the Indonesian economy. Gross domestic product in 1995 was US$167 billion as estimated by the Indonesian Embassy. The currency is the Indonesian Rupiah with a January 1996 exchange rate of Rp2306.3=US$1.

Dividends are withheld at a standard rate of 20%. Capital gains are taxed at a rate of 0.10%. The 12 month current account deficit as of the second quarter of 1997, measured US$7.9 billion.

MALAYSIA is located in Southeastern Asia as a peninsula and the northern one-third of the island of Borneo. Based on 1996 census data, Malaysia has a population of 19.96 million. Singapore, the United States and Japan are major trading partners. Commodity exports of the nation include electronic equipment, petroleum, palm oil, wood, rubber and textiles. Gross domestic product grew by 7.8% from the second quarter of 1996 to the second quarter of 1997. The currency is the Malaysian Ringitt with an exchange rate as of December 1, 1997, measured at M$3.56=US$1. Malaysia has experienced rapid development with the help of foreign investment. The potential for damaging inflation is present but fiscal and monetary policies are closely monitored by the government. The 12 month current account deficit as of 1996, measured US$4.4 billion.

Markets have been regulated under the Securities Industry Act as of 1983. The main board of the Kuala Lumpur Stock Exchange houses large issues. A second board was established in 1988 to handle smaller companies. There is no dividend withholding tax in Malaysia. However, Malaysian residents receive a corporate tax credit attached to dividends at a rate of 30%. Non-resident Malaysians may see a 30% charge on gross dividends. This is not a withholding tax, it is a deduction of tax credits. Capital gains may be levied on a disposal of real estate company shares up to 20%. Otherwise, capital gains are not taxable in Malaysia.

NEW ZEALAND consists of two islands located in the South Pacific. Based on 1995 census data, New Zealand has a population of 3.54 million. Major exports to the United States are: aircraft, data processing equipment, fertilizers, telecommunications equipment, scientific instruments, polymers, petroleum products, books and sound recordings. Gross domestic product in 1995 was US$59.2 billion or approximately US$16,700 per capita. The currency is the New Zealand Dollar with an exchange rate as of October 1997 measured at NZ$1.61=US$1. The current account deficit for New Zealand in 1995 measured US$994 million.

Dividends are withheld at a standard rate of 30%. Investors holding a voting interest of less than 10% in a dividend paying company are entitled to a partial refund of the imputed tax credit. Imputed tax credits are given on dividends made out of income that has suffered corporate tax at a 33% rate. The credit allowed is 35.82% of the imputed credits on the dividend. Capital gains are not taxed.

SINGAPORE is a nation in Southeastern Asia. The country's islands fall between Malaysia and Indonesia. Based on 1996 estimates, Singapore has a population of
3.39 million. Major industries include petroleum refining, electronics, oil drilling equipment, rubber processing and rubber products, processed food and beverages, ship repair, financial services, and biotechnology. Singapore acts as a center for trade. Gross domestic product grew 7.8% from the second quarter of 1996 to the second quarter of 1997. The currency is the Singapore Dollar with an exchange rate as of October 1997 measured at S$1.55=US$1. The Stock Exchange of Singapore separated from the Kuala Lumpur Stock Exchange in 1973 but the two remained closely tied until 1989 when dual listings were terminated. The Singapore market has a strong international orientation.

There is no dividend withholding tax in Singapore. Tax credits are attached to dividends and non-Singaporean residents are not entitled to the credit. Therefore, non-residents may see a 27% tax charge on gross dividends. Capital gains are not taxable in Singapore. The 12 month capital account surplus as of the second quarter of 1997 is US$15.5 billion.

ICON NORTH EUROPE REGION FUND - May include, but is not limited to, baskets of securities from the following countries: Belgium; Denmark; Finland; Germany; Ireland; Netherlands; Norway; Sweden; and United Kingdom. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those country baskets within the North Europe Region Fund that are deemed to be attractive relative to other countries in the region.

BELGIUM is a European nation located northeast of the English Channel and southeast of the North Sea. Based on 1996 estimates, Belgium has a population of
10.17 million. Gross domestic product grew 2.3% for the twelve-months ending March of 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.2% and 2.7% respectively. Engineering and metal products, auto assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum and coal are the major industries.

The currency is the Belgian Franc with an exchange rate as of October 1, 1997, measured at BFr36.1=US$1. The Brussels Stock Exchange is organized as the Societe de la Bourse de Valeurs Mobileres de Bruxelles (SBVM). The Banking and Finance Commission controls the power to approve securities houses. Belgium is a multi-lingual country with Dutch and French the two official languages in Brussels. English and German are spoken often in business. Dividends are withheld at a standard rate of 25%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed in Belgium.

Belgium is a member of the European Union and Brussels houses the main offices of the European Parliament. The 12 month current account surplus as of the March 1997 is measured at US$15.2 billion.

DENMARK is located in Northern  Europe.  Based on 1996 estimates,  Denmark has a population of 5.25 million. Chief industries of the nation include food processing, machinery and equipment, textiles and clothing, chemicals, electronics, construction, furniture and other wood products and shipbuilding. Denmark is a member of the European Union. The Danish Krona is valued at an exchange rate of DKr$6.67=US$1 as of October 1997. The central bank attempts to maintain a stable krona against the core European currencies. Gross domestic product grew 3.7% for the twelve months ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.9% each. The 12 month current account surplus as of July 1996, is measured at US$1.2 billion.

Dividends are withheld at a rate of 25%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed in Denmark.

FINLAND, bordered by Norway, Sweden and Russia, is located in Northern Europe. Based on 1996 estimates, Finland has a population of 5.11 million. Gross domestic product in 1995 was US$125.5 billion or approximately US$24,500 per capita. Growth expectations for gross domestic product in 1996 and 1997 are 3.2% and 3.1% respectively. Metal products, shipbuilding, forestry and wood processing, copper refining, foodstuffs, chemicals, textiles and clothing are the major industries. The currency is the Finnish Markka with an exchange rate as of October 1997 measured at FM5.24=US$1. The major industries are machinery, metals, ship building, textiles and clothing.

The only stock exchange in Finland is the Helsinki exchange. Dividends are withheld at a standard rate of 28%. Capital gains are not taxed.

Finland is a member of the European Union. The current account surplus for 1996 is expected to fall to 2.7% of gross domestic product.

GERMANY is a Western European nation bordered by Denmark, Poland, the Czech Republic, Austria, Switzerland, France, the Netherlands, Belgium and Luxembourg. Based on 1996 estimates, Germany has a population of 83.54 million. Iron, steel, coal, cement, machinery, chemicals, coal, steel, ships and automobiles constitute the major industries. Gross domestic product grew 29% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.4% and 2.9%, respectively. The currency is the German Mark with an exchange rate as of October 1997, measured at DM1.75=US$1. Germany houses eight stock exchanges with the Frankfurt exchange being the largest. The need for financing is primarily filled by banking institutions. The equity market is relegated to a lesser role. There are, however, three levels of equity trading. The first is the official market where there is trading in shares of the official listings. The "semi-official" market controls trading in shares not in the official listing. Finally, there is the unofficial, over-the-counter market.

Dividends are withheld at a standard rate of 26.875%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed if they result from an equity holding of less than 25% of a public company. Otherwise, capital gains are taxed at a maximum of 45%. Germany is one of the original members of the European Common Market which eventually became the European Union. The 12 month current account deficit as of July 1997, measured US$9.8 billion. Economic unification of East and West Germany occurred in July of 1990, with political unification following suit in October of the same year.

The REPUBLIC OF IRELAND is a European nation that occupies five-sixths of the island of Ireland, located just west of England. Based on 1996 estimates, Ireland has a population of 3.57 million. Food products, textiles, chemicals, clothing, pharmaceuticals, transportation equipment, glass and crystal, brewing and machinery are the major industries of Ireland. The economy is trade dependent. Gross domestic product in 1995 was US$60.1 billion or approximately US$16,800 per capita. The currency is the Irish Pound with an exchange rate as of October 1997, measured at I(pound)1.50=US$1. Ireland is a member of the European Union.

Dividends are taxed at the corporate level before distribution. The advance payment of corporation tax is currently 29.87%. There is no capital gains tax.

NETHERLANDS is located in Western Europe on the North Sea. Based on 1996 estimates, Netherlands has a population of 15.56 million. Agroindustries, metal and engineering products, electrical machinery and equipment, chemicals, petroleum, fishing, construction and microelectronics constitute the major industries. Gross domestic product grew 3.1% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.9% and 3.3%, respectively. The currency is the Dutch Guilder with an exchange rate as of October 1997, measured at NLG1.97=US$1. Trading occurs on the Amsterdam Stock Exchange although there is not a significant amount of activity. Bank financing is used extensively to fulfill capital requirements.

Dividends are withheld at a standard rate of 25%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed.

The 12 month current account deficit as of the first quarter, 1997, measured US$21.2 billion.

NORWAY is the western most country in Scandinavia, located in Northern Europe. Based on 1996 estimates, Norway has a population of 4.38 million. Fishing, engineering, metals, chemicals, food processing, paper, shipbuilding and oil and gas constitute the major industries. Gross domestic product in 1995 was US$147.7 billion or approximately US$33,900 per capita. Growth expectations for gross domestic product in 1997 and 1998 are 3.5% and 3.8%, respectively. The currency is the Norwegian Krone with an exchange rate as of October 1997, measured at NKr7.01=US$1.

Dividends are withheld at a standard rate of 25%. Capital gains are not taxable in Norway. The Norwegian population has opted out of the European Union. The 12 month current account surplus is expected to be at 6% of gross domestic product in 1997 and at 6.2% of gross domestic product in 1998 as estimated by the Bank of Ireland Group Treasury.

SWEDEN is a nation located in Northern Europe between Norway and Finland. Based on 1996 estimates, Sweden has a population of 8.9 million. Iron and steel, precision equipment, wood pulp and paper products, processed food and automobiles constitute the major industries. Gross domestic product grew 2.6% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.5% and 2.9%, respectively. The Swedish Krona is the country's currency and, as of October 1997, the exchange rate with the US Dollar measured at SKr7.58=US$1.

The Stockholm Stock Exchange is the largest exchange in Sweden. There are three markets for trading shares. The A1 list consists of the largest and most heavily traded companies. The over-the-counter market caters to small and medium sized companies. Finally, there is the unofficial parallel market which trades in unlisted shares.

Dividends are withheld at a standard rate of 30%. Capital gains are not taxable in Sweden.

Sweden is a member of the European Union(EU). Countries within the EU are Sweden's main trading partners. The 12 month current account deficit as of July 1997, measured US$6.1 billion.

The UNITED KINGDOM is a group of islands located to the northwest of the European mainland, across the English Channel. It is comprised of England, Scotland, Wales and northern Ireland. Based on 1996 estimates, the United Kingdom has a population of 58.49 million. Steel, metals, ship building, shipping, banking and insurance are some of the major industries. Gross domestic product grew 3.5% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 3.5% and 2.6%, respectively. The currency is the British Pound with an exchange rate as of October 1997, measured at (pound)1.61=US$1. The United Kingdom is the largest equity market in Europe in terms of market capitalization. There are fourteen stock exchanges in the United Kingdom which make up the International Stock Exchange. The largest is the London Stock Exchange which has the largest volume of trading in international equities in the world.

Corporations are taxed on any dividend before it is distributed. A credit is available for a refund less a 15% tax on the total distribution plus tax credit. Capital gains are not taxed in the United Kingdom.

The United Kingdom is a member of the European Union. The 12 month trailing current account deficit as of the second quarter, 1997, is measured at US$3.8 billion.

ICON SOUTH EUROPE REGION FUND - May include, but is not limited to, baskets of securities from the following countries: Austria; France; Greece; Italy; Portugal; Spain; and Switzerland. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those country baskets within the South Europe Region Fund that are deemed to be attractive relative to other countries in the region.

AUSTRIA is a Central European nation with Germany, the Czech Republic, Hungary, Italy, Slovenia and Croatia as its neighbors. Based on 1996 estimates, Austria has a population of 8.02 million. Major industries include foods, iron and steel, machines, textiles, chemicals, paper and pulp, tourism, mining and autos. Gross domestic product in 1995 was US$234.2 billion or US$29,165 per capita. Growth expectations for gross domestic product in 1997 and 1998 are 1.7% and 2.4%, respectively. The currency is the Austrian Schilling with an exchange rate as of October 1997, measured at ATS12.30=US$1. The Vienna Stock Exchange was established in 1771 and declared an autonomous institution by the Stock Exchange Act of 1875.

Dividends are withheld at a standard rate of 22%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed if they result from an equity holding of less than 10% of a public company. Otherwise, capital gains are taxed at a maximum of 34%.

Austria has been a member of the European Union since the beginning of 1995, and Austria's monetary policy closely tracks that of Germany. The 12 month current account deficit as of August 1997, measured US$6.4 billion.

FRANCE is a Western European nation bordered by Belgium, Luxembourg, Germany, Switzerland, Italy and Spain. Based on 1996 estimates, France has a population of 58.32 million. Steel, chemicals, textiles, automobiles, wine, perfume, aircraft and electronic equipment are the major industries. Gross domestic product grew 2.3% for the twelve months ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.2% and 2.9%, respectively. The currency is the French Franc with an exchange rate as of October 1997, measured at FFr5.87=US$1. France houses seven stock exchanges but the Paris Stock Exchange handles more than 95% of the transactions of the country.

Dividends are withheld at a rate of 25%. A tax credit is available for refund equal to 50% of the dividend. There is a further 15% tax on the total of the dividend and refund. Capital gains are not taxed if they result from an equity holding of less than 25% of a public company. Otherwise, capital gains are taxed at 16%.

France is a member of the European Union. The 12 month trailing current account surplus as of July 1997, measured US$34.3 billion.

GREECE, bordered by the Mediterranean Sea to the south, is a nation in Southern Europe. Based on 1996 estimates, Greece has a population of 10.54 million. Tourism, food and tobacco processing, textiles, chemicals, metal products, mining and petroleum constitute the major industries. Gross domestic product grew 2.6% in 1996. Growth expectations for gross domestic product in 1997 is 2.4%. The currency is the Greek Drachma with an exchange rate as of October
1997, measured at Dr276.00=US$1. Greece is a member of the European Union. The level of the current account deficit is expected to be at 4% of gross domestic product in 1997 and at 3.8% of gross domestic product in 1998 according to the Bankof Ireland Group Treasury.

There is no withholding tax on dividends from profits that have been subject to the 35% corporate tax. Capital gains are not taxed in Greece.

ITALY is a nation in Southern Europe with Austria, Switzerland and France to its north. Based on 1996 estimates, Italy has a population of 57.46 million. Steel, food processing, clothing, machinery, autos, textiles, shoes, machine tools and chemicals are the major industries. Gross domestic product grew 1.9% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 1.2% and 2.3%, respectively. The currency is the Italian Lira with an exchange rate as of October 1997, measured at L1713.00=US$1. Italy houses nine stock exchanges with the Milan Exchange being the largest. Societa di intermediazone mobiliare (SIMs) were created in 1991 to regulate brokerage activity in the securities market. Italy's government securities market is the third largest in the world after the United States and Japan.

Dividends are withheld at a standard rate of 30%. There is an 8% surtax making the effective rate 32.4%. Capital gains are currently not taxed.

Italy is a member of the European Union. The 12 month current account surplus as of July 1997, measured US$40.1 billion.

PORTUGAL is a Western European nation situated between Spain and the Atlantic Ocean. Based on 1996 estimates, Portugal has a population of 9.87 million. Textiles and footwear, wood pulp and paper, cork, metalworking, oil refining, chemicals, fish canning, wine and tourism constitute the major industries. Gross domestic product grew 3% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.6% and 2.8%, respectively. The currency is the Portuguese Escudo with an exchange rate as of October 1997, measured at Es178.00=US$1. Portugal follows a policy of keeping the Escudo stable against the Deutsche Mark and against the currencies of its other major trading partners. The countries of the European Union are the primary trading partners of Portugal. The deficit is expected to be 3% of gross domestic product in 1997 and 2.8% of gross domestic product in 1998 budget according to the Bank of Ireland Group Treasury. Portugal is a member of the European Union.

Dividends are withheld at a standard rate of 25%. This is reduced to 12.5% if the dividends are distributed by listed companies and any other privatized company within the first five years after share issuance. Capital gains are not taxable in Portugal.

SPAIN is a Southern European nation located southwest of France. Based on 1996 estimates, Spain has a population of 39.18 million. Textiles and apparel, food and beverages, metals and metal manufactures, chemicals, shipbuilding, autos, machine tools and tourism are the major industries. Gross domestic product grew 3.1% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 2.6% and 3.0%, respectively. The currency is the Spanish Peseta with an exchange rate as of October 1997, measured at Pta148.00=US$1. There are four stock exchanges in Spain with the Madrid Stock Exchange being the largest. Membership at all exchanges in Spain is restricted to stockbrokers nominated by the Ministry of Finance. Brokers must belong to the Association of Brokers in order to practice.

Dividends are withheld at a standard rate of 25%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains can be taxed at 35%. This is not current market practice.

Spain is a member of the European Union(EU). The countries of the EU are Spain's main trading partners. The 12 month current account surplus as of July 1997, measured US$11.0 billion.

SWITZERLAND, bordered by France, Italy, Germany and Austria, is a nation located in Central Europe. Based on 1996 estimates, Switzerland has a population of 7.21 million. Primary trading is conducted with the countries of Western Europe. Major commodity exports are machinery and equipment, precision instruments, metal products, foodstuffs, textiles and clothing. Gross domestic product grew 19% for the twelve month period ending June 1997. Growth expectations for gross domestic product in 1997 and 1998 at 1.4% and 1.9%, respectively. The Swiss Franc is the country's currency and, as of October 1997, the exchange rate with the US Dollar measured at SFr1.46=US$1. The 12 month current account surplus as of the second quarter, 1997, measured US$19.8 billion.

There are three principal exchanges in Switzerland. Under public law, the Geneva Exchange is a corporation and the Zurich and Basle exchanges are institutions. Zurich is the largest of the three. There are official, semi-official and an unofficial markets.

Dividends are withheld at a standard rate of 35%. A tax office sign off is necessary where reclamation is available. Capital gains are not taxable in Switzerland.

ICON WESTERN HEMISPHERE FUND - May include, but is not limited to, baskets of securities from the following countries: Argentina; Brazil; Canada; Chile; and Mexico. Based on Meridian's proprietary research and methodology and under normal market conditions, Meridian will actively invest and weight the Fund's assets in those country baskets within the Western Hemisphere Fund that are deemed to be attractive relative to other countries in the region.

ARGENTINA is a nation located in Southern South America between Chile and Uruguay. Based on 1996 estimates, Argentina has a population of 34.67 million. Major industries include food processing, automobiles, consumer durables, textiles, chemicals, printing, metallurgy and steel. Gross domestic product grew 7.8% for the twelve month period ending June 1997. Agriculture accounts for 8% of gross domestic product. The currency is the Argentinean Peso with an exchange rate as of October 1997, of P1=US$1.

Argentina benefits from an abundance of natural resources. After experiencing growing external debt and hyperinflation in the 1980's, Argentina elected President Menem who, in 1989, implemented an economic restructuring program. Argentines have reacted to this program with a repatriation of capital.
Argentina appears to be on a path of stable, sustainable growth. The 12 month current account deficit as of the first quarter of 1997 measures US$4.9 billion.

There is no withholding of dividends in Argentina. Capital gains are also not taxable.

BRAZIL is a South American nation bordering the Atlantic Ocean. Based on 1996 estimates, Brazil has a population of 162.6 million. Major industries include textiles, shoes, chemicals, cement, lumber, mining, steel making and machine building. Gross domestic product estimates for 1995 measured US$584 billion. The currency is the Brazilian Real with an exchange rate as of October 1997, measured at R$1.10=US$1. The Real was introduced as a new currency on July 1, 1994 to help stabilize the economy. Inflation subsequently dropped from a rate of 50% a month to a rate of 3% a month through the end of 1994. The nation's natural resources are a substantial economic strength.

There is no withholding tax on dividends. Capital gains are also not taxable in Brazil. The 12 month current account deficit as of the second quarter of 1997 is US$32.3 billion.

CANADA is the second largest country in the world after Russia. The official languages are English and French. Based on 1996 estimates, Canada has a population of 28.82 million. Processed and unprocessed minerals, food products, wood and paper products, transportation equipment, chemicals, fish products, petroleum and natural gas constitute the major industries. Gross domestic product grew 3.7% for the twelve months neding June 1997. Growth expectations for gross domestic product in 1997 and 1998 are 3.6% and 3.5%, respectively. The currency is the Canadian Dollar with an exchange rate as of October 1997, measured at C$1.39=US$1. Canada houses five stock exchanges across the country with the Toronto Stock Exchange being the largest.

Dividends are generally paid quarterly and withheld at a rate of 25%. A sign off by the tax office is necessary in cases where reclamation is available. Capital gains are not taxed unless they result from the liquidation of greater than 25% of the issued shares of the company. In this case, gains can be taxed up to 36%.

Canada is a member of the North American Free Trade Agreement (NAFTA) with the United States and Mexico. The 12 month trailing current account deficit as of the second quarter, 1997, measured US$2.2 billion.

CHILE is located in South America, bordering the South Atlantic and the South Pacific Oceans, between Argentina and Peru. Based on 1996 estimates, Chile has a population of 14.33 million. Major industries include copper, foodstuffs, fish processing, iron and steel, wood and wood products, transport equipment, cement and textiles. Copper is vital to the health of the economy. Gross domestic product in 1995 was estimated to be US$113.2 billion. The currency is the Chilean peso with an exchange rate as of October 1997, measured at Ch$413.00=US$1.

Dividends are withheld at a rate of 35% plus a tax credit of 15%. Capital gains are not taxable in Chile. The 12 month current account deficit as of the second quarter, 1997, measured US$3.0 billion.

MEXICO is a nation in North America located south of the United States. Based on 1996 estimates, Mexico has a population of 95.77 million. Food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, autos, consumer durables and tourism are the major industries. Gross domestic product grew 8.8% for the twelve month period ending June 1997. The currency is the Mexican Peso with an exchange rate as of October 1997, measured at New Peso7.74=US$1. There is one stock exchange in Mexico. The Bolsa Mexicana de Valores (BMV) is located in Mexico City. Mexico is a member of the North American Free Trade Agreement (NAFTA). The Mexican current account surplus for the 12 months ended March 1997, is US$2.2 million.

Dividends are not subject to withholding tax where the underlying profits have been subject to corporate tax. Otherwise the dividends are taxed at 34%. Capital gains are not taxed. Property transfers however, are taxed at a rate of 20% on the gross transfer value.

                                FIXED INCOME FUND

ICON SHORT-TERM FIXED INCOME FUND - The objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital. The Short-Term Fixed Income Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. Under normal market conditions, the Fund invests exclusively in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government; and (iii) repurchase agreements involving such obligations. Under normal conditions, the Fund's duration (a measure of the Fund's sensitivity to changes in interest rates) will range from half a year to one and a half years. Maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors, and because of their narrow industry focus, each Fund's performance is closely tied to and affected by its industry or foreign region. In addition, you should be aware that the Funds have no operating history. This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

EQUITY SECURITIES: Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the counter market.

DEBT SECURITIES: Each Fund may temporarily invest in short-term debt securities. Each Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Debt securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

CORPORATE DEBT SECURITIES: Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

U.S. TREASURY OBLIGATIONS: U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury as well as separately traded interest and principal components parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system.

U.S. TREASURY STRIPS: U.S. Treasury STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

This discount is accreted over the life of the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

FOREIGN SECURITIES: Each Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY CONTRACTS: Each Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contract") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. A Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS: In order to remain fully invested, and to reduce transaction costs, each Fund may purchase and sell index futures contracts or purchase and sell options thereon as a hedge against changes in market conditions. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities are made.

PUT AND CALL OPTIONS: Each Fund may purchase and sell futures contracts and options (i) to hedge against changes in market conditions; and (ii) to provide market exposure while attempting to reduce transaction costs.

SELLING (OR WRITING) COVERED CALL OPTIONS: Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

BUYING CALL OPTIONS: Each Fund may purchase call options on securities which each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

BUYING PUT OPTIONS: Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

CLOSING TRANSACTIONS: Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS: Each Fund may purchase and sell call options and purchase put options on stock indices in order to manage cash flow, reduce equity exposure, or to remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities are made.

LIMITATIONS: Each Fund will purchase and sell only options that are listed on a securities exchange or quoted on NASDAQ. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect a futures or option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and Fund bears the risk of such market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

REPURCHASE AGREEMENTS: Each Fund may invest in repurchase agreement. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor or Sub-Advisor.

ILLIQUID AND RULE 144A SECURITIES: Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Trust's Board of Trustees has delegated to Meridian, the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board.

LOANS OF PORTFOLIO SECURITIES: Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by Meridian in response to requests of broker-dealers or institutional investors which Meridian deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will require that proxies and other materials be provided in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

                            TYPES OF INVESTMENT RISK

CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular sector or country that the entire sector or country will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced.

CORRELATION RISK: The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment).

CREDIT RISK: The risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

INFORMATION RISK: The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK: Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

     - --HEDGED: When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position which the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - --SPECULATIVE: To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK: The risk of losses attributable to natural disasters, crop failures and similar events.

NON-DIVERSIFICATION RISK: The risk associated with non-diversified portfolios that there may be a limited number of companies each representing a larger percentage of the portfolio and, if adversely effected by some event, each would have a greater adverse effect on the portfolio than on a portfolio where assets are diversified among a larger number of companies.

OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

POLITICAL RISK: The risk of losses directly attributable to government or political actions of any sort. These actions may range from changes in tax or trade statutes to expropriation, governmental collapse and war.

VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them for.

                        RISKS OF INTERNATIONAL INVESTING

There can be no assurance that each Fund's investment objective will be attained. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies.
Investors should consider carefully the following special factors before investing in a Fund.

CURRENCY RISK: The value of a Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

POLITICAL AND ECONOMIC RISK: The economies of many of the countries in which a Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of a Fund's investments.

REGULATORY RISK: Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less public information available about foreign securities than is available about domestic securities. Foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

MARKET RISK: The securities markets in many of the countries in which a Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. Transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

EMERGING MARKETS AND DEVELOPING COUNTRIES: Investors should also be aware that the Funds may invest in companies located within emerging or developing countries. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. The Advisor believes that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries commonly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of those countries present greater risks than those associated with more developed, market-oriented Western European countries and markets.

                             SPECIAL CONSIDERATIONS

NON-DIVERSIFIED PORTFOLIO: The Funds are non-diversified portfolios, which means that, with respect to 50% of its total assets, they may invest more than 5% of its assets in obligations of one issuer. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.) Since the Funds may invest a greater percentage of their assets in securities of fewer issuers than a diversified portfolio, they may be subject to greater investment and credit risks than a diversified portfolio.

FUNDAMENTAL POLICIES: The investment objectives of the Funds, including the concentration percentages set forth along with the objectives of the U.S. Equity Funds and the policy of the International Equity Funds not to concentrate in a particular industry , and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. Fundamental limitations set forth in the SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.

PORTFOLIO TURNOVER AND FUND ASSETS: Each Fund does not intend to purchase or sell securities for short-term trading purposes. A Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when Meridian believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The portfolio turnover rate of each Fund will generally not exceed 100%. However, investment advisers will be using the various funds to accommodate their clients' needs. If the asset allocation or timing models dictate, they may move significant funds in or out of a particular fund, increasing the portfolio turnover rate. In this regard investors should be aware that a Fund may not have significant assets at a time when money managers place their client funds in other sectors which may expose remaining shareholders to higher expense ratios.

SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

                            HOW TO INVEST IN THE FUND


Shares of the Fund are not directly available to the public, only through professional advisers/fiduciaries. Shares of each Fund are sold on a continuous basis. An investment adviser or other fiduciary may invest any amount it chooses as often as it wishes. However, the minimum amount an investment adviser/fiduciary may place in any one ICON Fund on behalf of its clients is $50,000. Shares may be purchased directly from the Trust. Alternatively, investment advisers/fiduciaries may purchase shares through a broker-dealer or other financial institution authorized by the Fund's distributor, and may be charged a fee for this service by said broker-dealer or institution.



INITIAL PURCHASE BY MAIL: You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Funds and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below.

U.S. MAIL:  ICON Funds            OVERNIGHT:  ICON Funds
            Mutual Fund Services              Mutual Fund Services - Third Floor
            Post Office Box 701               615 East Michigan Street
            Milwaukee, Wisconsin              Milwaukee, Wisconsin
                       53201-0701                        53202

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment. The beneficial owners custodians will agree to provide the Trust with the states in which the beneficial owners reside at the time of purchasing shares so that the Trust will be able to comply with applicable state laws.

INITIAL PURCHASE BY WIRE: You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the aforementioned wiring instructions. Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

AUTOMATIC INVESTMENT PLAN: You may make regular investments in the Funds with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

TAX SHELTERED RETIREMENT PLANS: Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

OTHER PURCHASE INFORMATION: Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund, and a fee of $20 will be charged . If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

REDEMPTIONS BY MAIL: You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                          ICON Funds
                          Mutual Fund Services
                          Post Office Box 701
                          Milwaukee, Wisconsin  53201

"Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions in excess of $25,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or Firstar Trust Company, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in any Fund by calling the Transfer Agent at 1-800-764-0442. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

SPECIAL   REDEMPTION   ARRANGEMENTS:   Special   arrangements  may  be  made  by
institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-764-0442.

ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption please call the Transfer Agent at 1-800-764-0442. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders.

Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Trust has reserved the right to refuse investments from shareholders who engage in short-term trading.

                              HOW TO MAKE EXCHANGES

Shares of a Fund may be exchanged for shares of any other Fund based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares" or if a telephone redemption has been elected, by calling the transfer agent at 1-800-764-0442. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

                             SHARE PRICE CALCULATION

The value of an individual share in each Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m., Eastern time on each day the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. In the event markets are closed early (such as on the eve of a holiday), net asset value per share will be determined at such earlier time. The net asset value per share of each Fund will fluctuate.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in Meridian's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when Meridian determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Meridian, subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Meridian believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by Meridian, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                               DIVIDENDS AND TAXES

UNITED STATES TAXES

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid.

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

The Fund expects to distribute substantially all of its net investment income, if any, and any net realized capital gains at least once each year.

The Fund is subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

There is a possibility that a foreign country (e.g. China with exchange control regulations) may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the Fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the Fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by the Fund from sources within other countries in which the issuers of securities purchased by the Fund are located may be subject to withholding and other taxes imposed by such countries.

If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this Prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                    THE TRUST

ICON Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, non-diversified portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

The Trust was formed September 19, 1996 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue shares without par value in separate series of the same class. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional portfolios at any time without a vote of shareholders of the Trust.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a least two-thirds of the Trustees, by vote of shareholders holding not less than two- thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of the portfolios' shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             MANAGEMENT OF THE FUNDS

TRUSTEES: The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR: Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, Englewood, Colorado 80112 under an investment advisory agreement with the Trust dated October 9, 1996, furnishes investment advice to the Trust and manages each Fund's investments. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian's sole business is the management of growth-oriented portfolio's and related services designed to meet the investment needs of clients including individuals, pension and profit sharing plans, foundations, endowments, public retirement systems and insurance companies. For example, Meridian provides research/recommendations to make asset allocation and industry/country allocations to Security Benefit Life for use in managing a variable annuity separate account and related mutual fund. In addition, it is sub-advisor of three portfolios of the WRL Series Fund, Inc. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.

The Advisor provides to the Trust, and to each of the Funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the Funds. With respect to the Short-Term Fixed Income Fund, investment advisory services have been delegated to the investment Sub-Advisor discussed below, subject to the general supervision and control of the Advisor and the Board of Trustees.

The investment decisions for each Fund are made by an investment committee of Meridian, which is primarily responsible for the day-to-day management of each Fund's portfolio. Dr. Craig T. Callahan is Chairman of the Investment Management Committee. He directs Meridian's investment research and analysis. Dr. Callahan has been Chief Investment Officer for the Advisor and its predecessor since 1986.

For the services provided to ICON Funds, Meridian receives a monthly fee from each Fund at an annual rate based on the fund's average daily net assets as follows:

                        Fund                   Advisory Fee Rate
                        ----                   -----------------
                  U.S. Equity Funds                    1.00%
                  International Equity Funds           1.00%
                  Fixed Income Fund                    0.65%

The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

The Advisor may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Consistent  with the  Rules of Fair  Practice  of the  National  Association  of
Securities Dealers, Inc., and subject to its obligation of seeking best execution, Meridian may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

THE INVESTMENT SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, under an investment sub-advisory agreement with the Trust and the Advisor dated December 18, 1996, serves as Sub-Advisor to the Short-Term Fixed Income Fund. Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided advisory services to investment companies since 1933 and to investment counseling clients since 1960. As of September 30, 1997, Wellington Management had investment management authority with respect to approximately $169 billion of assets.

John C. Keogh, Senior Vice President of Wellington Management, serves as the portfolio manager for the Short-Term Fixed Income Fund. He has been an investment professional with Wellington Management since 1983. Mr. Keogh is supported by research and other investment services provided by the professional staff of Wellington Management.

For the services provided to the Short-Term Fixed Income Fund, Wellington Management receives a quarterly fee from the Advisor at an annual rate based on the average month-end net assets of the Fund for each such calendar quarter as follows:

        Average Net Assets                          Annual Rate
        ------------------                          -----------
        On First $250 million                       0.20%
        On Next $250 million                        0.15%
        Over $500 million                           0.125%

Notwithstanding the foregoing, Wellington Management is entitled to receive from the Advisor a minimum annual fee of $100,000.

THE ADMINISTRATOR: The Trust retains AmeriPrime Financial Services, Inc. (the Administrator") to manage the Trust's business affairs and provide the Trust with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the funds equal to an annual average rate of 0.05%, declining to 0.04% for net assets above $500 million. Employees of the Administrator act as officers of the Trust and are reimbursed for expenses associated with attending Board Meetings.

The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, an affiliate of the Administrator, to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller is an officer and principal shareholder of the Distributor and an officer of the Trust. The Distributor provides its services to the Trust for no additional or ongoing compensation. The Advisor is responsible for out of pocket expenses incurred by the Distributor.

The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                             PERFORMANCE INFORMATION

From time to time, in advertisements or in reports to shareholders or prospective shareholders, each of the Funds may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices. For example, a Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely recognized independent service which monitors the performance of mutual funds; to Morningstar's Mutual Fund Values; to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index of unmanaged groups of common stock; to the Morgan Stanley Capital International Index European (Free) Portion; to the FT-SE Eurotrack 200 Index; or to the Consumer Price Index. Performance information and rankings as reported in Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune, Investor's Business Daily and Barron's magazine may also be used in comparing performance of the Funds. Performance comparisons shall not be considered as representative of the future performance of any Fund.

A Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. A Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month or 30-day period by the maximum offering price per share on the last day of such period. This income is then "annualized". That is, the amount of income generated by the investment during that period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio, and all recurring charges are recognized.

                                   ICON FUNDS

                       SHARES OF ELEVEN U.S. EQUITY FUNDS,
                            FIVE FOREIGN EQUITY FUNDS
                             AND A FIXED INCOME FUND
                           ARE SOLD AT NET ASSET VALUE
            WITHOUT SALES COMMISSIONS, 12b-1 FEES OR REDEMPTIONS FEES



                               INVESTMENT ADVISOR
                   Meridian Investment Management Corporation
                       12835 East Arapahoe Road, Tower II
                              Englewood, CO 80112

                                   DISTRIBUTOR
                      AmeriPrime Financial Securities, Inc.
                        1793 Kingswood Drive, Suite 200
                             Southlake, Texas 76092

                          CUSTODIAN AND TRANSFER AGENT
                           Firstar Trust Company, Inc
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                  ADMINISTRATOR
                       AmeriPrime Financial Services, Inc.
                         1793 Kingswood Drive, Suite 200
                             Southlake, Texas 76092

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                       950 Seventeenth Street, Suite 2500
                             Denver, Colorado 80202



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND TO SELL ITS SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.